Trading Revenues (Tables)	12 Months Ended
Oct. 31, 2021
Text Block [Abstract]
Summary of Trading Revenue
The following table presents details of trading revenues.

For the fiscal years ($ millions)	2021	2020	2019
Trading-related revenue (1)
Net interest income	$136	$112	$67
Non-interest income
Trading revenues	2,033	2,411	1,488
Other fees and commissions	185	205	379
Total trading-related revenue	$2,354	$2,728	$1,934

(1)
Trading-related revenue consists of net interest income and non-interest income. Included are unrealized gains and losses on security positions held, realized gains and losses from the purchase and sale of securities, fees and commissions from securities borrowing and lending activities, and gains and losses on trading derivatives. Underwriting and other advisory fees, which are shown separately in the Consolidated Statement of Income, are excluded
.